UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2014

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

The Federal Agricultural Mortgage Corporation ("Farmer Mac") is filing this Current Report on Form 8-K to recast its historical segment information, originally contained in the financial statements and elsewhere in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the "Annual Report on Form 10-K"), filed with the U.S. Securities and Exchange Commission ("SEC") on March 13, 2014, to correspond with its current presentation.

After an evaluation of Farmer Mac's overall portfolio of product offerings and reportable segments, Farmer Mac's management has determined that Farmer Mac's operations consist of four reportable operating segments effective January 1, 2014 – Farm & Ranch, USDA Guarantees, Rural Utilities, and Institutional Credit. The Institutional Credit segment comprises Farmer Mac's guarantees of AgVantage® securities related to general obligations of lenders that are secured by pools of eligible loans. Prior to January 1, 2014, AgVantage securities were included under either the Farm & Ranch or Rural Utilities line of business, as applicable, depending on the type of loans pledged to secure the respective AgVantage securities. Because the AgVantage product is priced differently and has different credit characteristics than the loans that Farmer Mac purchases, are pooled in long term standby purchase commitments, or underlie non-AgVantage Farmer Mac-guaranteed securities, Farmer Mac's management determined AgVantage securities should be reported in a separate business segment. All prior period information contained in the Annual Report on Form 10-K has been recast to reflect the breakout of the Institutional Credit segment from both the Farm & Ranch and Rural Utilities segments.

Attached as Exhibit 99 of this Current Report on Form 8-K, and incorporated by reference herein, are the following portions of the Annual Report on Form 10-K that have been revised to reflect the realignment of Farmer Mac's segments: Item 1 (Business), Item 7 (Management's Discussion and Analysis of Financial Condition and Results of Operations), and Item 8 (Financial Statements).

This Current Report on Form 8-K is being filed only for the purposes described above. All other information in the Annual Report on Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Annual Report on Form 10-K, the information contained in Exhibit 99 of this Current Report on Form 8-K has been updated for the change to Farmer Mac's reportable segments and has not been updated for any other changes since the filing of the Annual Report on Form 10-K. For significant developments since the filing of the Annual Report on Form 10-K, refer to Farmer Mac's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, as filed with the SEC on May 12, 2014.

Forward-Looking Statements

Some statements made in this report (including exhibits) are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 pertaining to management's current expectations as to Farmer Mac's future financial results, business prospects, and business developments.  Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. These statements typically are accompanied by, and identified with, terms such as "anticipates," "believes," "expects," "intends," "should," and similar phrases.  The information included in this report (including the exhibits) includes forward-looking statements addressing Farmer Mac's:

•	prospects for earnings;

•	prospects for growth in business volume;

•	trends in net interest income and net effective spread;

•	trends in portfolio credit quality, delinquencies, and provisions for losses;

•	trends in expenses;

•	trends in investment securities;

•	prospects for asset impairments and allowance for losses;

•	changes in capital position; and

•	other business and financial matters.

Management's expectations for Farmer Mac's future necessarily involve a number of assumptions and estimates and the evaluation of risks and uncertainties.  Various factors or events could cause Farmer Mac's actual results to differ materially from the expectations as expressed or implied by the forward-looking statements, including the factors discussed under "Risk Factors" in Part II, Item 1A of Farmer Mac's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014 filed with the SEC on May 12, 2014, and in Part 1, Item 1A of the Annual Report on Form 10-K, and uncertainties regarding:

•	the availability to Farmer Mac and Farmer Mac II LLC of debt and equity financing and, if available, the reasonableness of rates and terms;

•	legislative or regulatory developments that could affect Farmer Mac or its sources of business, including but not limited to:

◦
developments related to the implementation of agricultural policies and programs resulting from the recently enacted Agricultural Act of 2014 (referred to as the 2014 Farm Bill), including the elimination of direct payments to agricultural producers by the USDA and increased federal subsidies for enhanced crop insurance programs; and

◦	changes in policies related to renewable fuel standards and the use of ethanol as a blending agent;

•	fluctuations in the fair value of assets held by Farmer Mac and Farmer Mac II LLC;

•
the rate and direction of development of the secondary market for agricultural mortgage and rural utilities loans, including lender interest in Farmer Mac credit products and the secondary market provided by Farmer Mac;

•	the general rate of growth in agricultural mortgage and rural utilities indebtedness;

•
the impact of economic conditions, including the effects of weather-related conditions and fluctuations in agricultural real estate values, on agricultural mortgage lending and borrower repayment capacity;

•	developments in the financial markets, including possible investor, analyst, and rating agency reactions to events involving government-sponsored enterprises, including Farmer Mac;

•	changes in the level and direction of interest rates, which could, among other things, affect the value of collateral securing Farmer Mac's agricultural mortgage loan assets; and

•	volatility in commodity prices relative to costs of production and/or export demand for U.S. agricultural products.

In light of these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this report (including the exhibits).  Furthermore, Farmer Mac undertakes no obligation to release publicly the results of revisions to any forward-looking statements that may be made to reflect new information or any future events or circumstances, except as otherwise mandated by the SEC. The discussion contained in this report (including the exhibits) is not necessarily indicative of future results.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

99
Items from Annual Report on Form 10-K for the fiscal year ended December 31, 2013, updated to reflect recast segment information: "Part I - Item 1 - Business"; "Part II - Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations"; and "Part II - Item 8 - Financial Statements."

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Scheme Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Label Linkbase Document

101.LAB	XBRL Taxonomy Extension Presentation Linkbase Document

101.PRE	SBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Senior Vice President – General Counsel

Dated: June 6, 2014